Exhibit 99.1

TM 1

"Breaking Away" Huntington Bancshares IncorporatedInvestor DayNew York CitySeptember 16, 2010

Basis of Presentation (1) Use of non-GAAP financial measuresThis presentation contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding Huntington's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure can be found in this presentation and/or in the most recent quarterly earnings press release and related Quarterly Financial Review supplement filed on Form 8-K. This information can be found on Huntington's website at huntington-ir.comAnnualized dataCertain returns, yields, performance ratios, or quarterly growth rates are presented on an "annualized" basis. This is done for analytical and decision-making purposes to better discern underlying performance trends when compared to full year or year-over-year amounts. For example, loan and deposit growth rates, as well as net charge-off percentages, are most often expressed in terms of an annual rate like 8%. As such, a 2% growth rate for a quarter would represent an annualized 8% growth rate.Pre-Tax, Pre-Provision IncomeOne non-GAAP performance metric that Management believes is useful in analyzing underlying performance trends, is pre-tax, pre-provision income. This is the level of earnings adjusted to exclude the impact of:provision expense, which is excluded because its absolute level is elevated and volatile in times of economic stress;investment securities gains/losses, which are excluded because in times of economic stress securities market valuations may also become particularly volatile;amortization of intangibles expense, which is excluded because return on tangible common equity is a key metric used by Management to gauge performance trends; and certain items identified by Management (see Significant Items slide) which Management believes may distort the company's underlying performance trends. (1) See additional Basis of Presentation discussion in the Appendix 3

Forward Looking Statements This presentation contains certain forward-looking statements, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties.Actual results could differ materially from those contained or implied by such statements for a variety of factors including: (1) credit quality performance could worsen due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; (2) changes in economic conditions; (3) movements in interest rates; (4) competitive pressures on product pricing and services; (5) success and timing of other business strategies; (6) extended disruption of vital infrastructure; and (7) the nature, extent, and timing of governmental actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and future regulations which will be adopted by the relevant regulatory agencies to implement the Act's provisions.Additional factors that could cause results to differ materially from those described above can be found in Huntington's 2009 Annual Report on Form 10-K, and documents subsequently filed by Huntington with the Securities and Exchange Commission.All forward-looking statements included in this presentation are based on information available at the time of the release. Huntington assumes no obligation to update any forward-looking statement. 4

Opening Remarks Steve Steinour Chairman, President, & CEO

An Industry Redefined

- Protracted economic weakness
  - Slow and choppy growth
- A dramatic change in customer psychology
  - Consumer and business deleveraging
  - Defensive savings and cash accumulation
  - Businesses reluctant to invest
  - Convenience more important than ever
  - Intense focus on value and lowering absolute cash outlays
- Regulation will decrease revenue, increase costs, and require higher capital
  - Dodd-Frank's hundreds of regulations
  - Consumer Finance Protection Bureau

Huntington 6

Some Banks Will... Replace lost fees with new feesCut expensesTake risksJettison businessesThrow in the towel 7

Huntington - A Break Away Opportunity We are...Going beyond the expected overdraft revenue decline to offer transparency and fair value to our customersInvesting in revenue-generating businessesWe will...Dramatically gain share-of-walletTake market share 8

Huntington Will Be Known As the Midwest Bank That... Offers fair value and superb service Customers LeadsContributesBuilds Communities Manages riskGenerates revenueGrows profits Investors 9

Achieving Momentum Our team has been...Working on delivering core growth for over a yearWill continue to invest in capacity to drive revenue growthHas the... Leadership Focus Tools Alignment Energy 10

Huntington - A Break Away Story Today We Will Review...Progress on our strategic planOur positioning to exploit this moment in time advantage Initiatives that will drive growthOur long-term vision and performance expectations 11

Staged Strategic Plan Implementation

2009
Lay the Foundation ✓

- Capital and liquidity
- Organizational changes
- Build management depth
- Credit and risk management

2010
Optimize Current Franchise

- Cross-sell / share-of-wallet
- Profitability / pricing
- Invest in capabilities

2011
Invest in the Core

- Build out sales forces, channels, and products
- Leverage the "successes"

Selective M&A – as opportunities arise

Huntington 12

Strategic Plan Scope

Opportunities

1 ✓	2 ✓	3 ✓✓	4 ✓✓✓	5
Cross-Sell and Share-of-Wallet Profitability	**Targeted Expansion and Investments**	**Optimized Balance Sheet and Profitability**	**Strong Credit and Risk Management**	**Opportunistic M & A**
▪ Greater customer share-of-wallet and profitability ▪ Primary bank – what we measure and reward	▪ Sales management and capacity ▪ Distribution / channels ▪ Brand investment	▪ Move away from thrift-like balance sheet of CRE and CDs ▪ Improved deposit and loan spreads	▪ De-risked balance sheet ▪ Enhanced oversight and governance	▪ In footprint ▪ Core strategy not dependent on acquisitions

Performance Drivers

- **Shared accountability, performance evaluations, and incentives**
- **Integrated sales / service model across all segments**
- **Alignment of common metrics / incentives**
- **Enterprise-wide "Know the Customer" information and sales systems**

Huntington 13

Huntington's Advantage

- More customer friendly and attractive
- A broader business mix that drives organic growth
  - Broader-than-peer menu of products and services
  - Underpenetrated traditional retail and commercial banking
  - Demonstrated money management stewardship
  - A "best-in-class" auto finance and dealer services business
- A high performance and process driven company
  - Relentless focus on increasing share-of-wallet
  - Delivery of consistent growth and higher profitability
  - Disciplined centralized oversight of risk
  - Disciplined capital management
- A powerful brand that drives high customer acquisition and retention
- A culture of enthusiasm, commitment, hustle and expectation
- Higher level of community commitment and involvement

Huntington 14

Already Breaking Away

- Great companies grow in difficult markets and challenging environments
- Huntington is transitioning to a "great" company
  - 6 consecutive quarterly increases in PTPP
  - Break away revenue story…

2Q10 YOY (1)



BBT
HBAN
MTB
PNC
FHN
CMA
MI
KEY
ASBC
RF
ZION
FITB
-60%
-40%
-20%
0%
20%

FY2011 YOY (2)



HBAN
MTB
BBT
KEY
CMA
PNC
MI
RF
ASBC
FITB
ZION
FHN
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%

(1) Acquisitions > $1 B in total assets: MTB/Provident ($6.6 B), BBT/Colonial ($20 B), and ZION/Vineyard ($1.8 B)
(2) SNL securities as of 8/18/10

Huntington 15

Driving Customer and Revenue Growth Deeper service and product penetration of existing customersBroader array of services and productsRigorous and disciplined sales management and sales processRobust sales/ cross-referral technology - MAX 16

Driving Higher Customer Profitability Clearly outlined activities by segmentDefined accountability for relationships, by segmentAligned goals and incentives at all levels and in all business segmentsOne relationship management system - MAXWeekly executive results tracking, accountability, and action meetings Competitive Advantage One Bank / One Team for the Customer The Optimal Customer Relationship (OCR) Model "Welcome" Culture Sales Management & Execution OCR Higher Customer Profitability 17

Driving Customer and Revenue Growth Grow customer base and take market shareA compelling banking philosophy - "Fair Play" bankingIncrease convenience and multiply the effective size of our existing footprintSelective out-of-footprint expansionOpportunistic acquisitions 18

Our “Fair Play” Banking Philosophy

- Deliver a Category of One customer experience that drives higher relative customer satisfaction and acquisition
  1. No nuisance fees… our version of Southwest Airline’s successful “The Bags Fly Free”® market positioning
  2. Simple / compelling products
  3. Most convenient bank in Ohio
  4. Best customer service
  5. Relationship driven

Huntington 19

Driving Customer and Revenue Growth A powerful brand 20

Building a Powerful Brand Why is our strong brand important?Creates awareness and "likeability"Builds customer loyalty and influences preferencesMotivates consumers, businesses, communities and colleaguesDrives higher share and profitability 21

Building a Powerful Brand

The Bank Committed to the Midwest

- Full commitment
- Making investments
- Sourcing locally
- Big enough to make an impact on our communities

Value Proposition

- **Value –** Deliver superior customer value through exceptional products and services that meet our customers' needs
- **Values –** Shared values with our customers – honest, fair, speak a common language, and share common goals for our families, neighborhoods, and communities
- **Invaluable –** An invaluable partner with our customers and an invaluable community partner

Huntington 22

Building a Powerful Customer Brand 23

Building a Powerful Community Brand 1,100+ Colleagues Raised More Than $1.3MM for Local Cancer Research! 24

Creating Inviting Branches 2 Year, $70MM Capital Investment Different investment levels applied based on branch profitability, transactions, traffic count and new checking productionRefurbish all 608 Branches inside and outRefurbish 1,355 ATMs 25

Improving Our Branches ... Inside 26

Improving Our Branches ... & Out 27

Improving Our Branches ... & Out 28

Break Out Thinking We took actions so credit problems peaked last year... when others thought it could notWe love the Midwest... when others do notWe are investing in growth... when others cannotWe are going beyond regulatory requirements to make banking simple, easy, and fair... when others will notWe are growing and taking market share... when others are not 29

Long-Term Vision Top quartile performing regional bankReputation as the most customer friendly bankBetter than community banks in sales, service and product offeringsBetter than larger regional and multinational banks in sales, service and local community involvementA reputation as a growth and high performing companyA reputation as a disciplined risk managerA track record of generating more consistent and higher relative returns for our shareholdersAcquisitions that build revenue, not just take out expense 30

Today's Agenda

Selected Business Segment Reviews

- Retail and Business Banking
- Commercial Banking
- Private Financial Group
- Auto Finance and Dealer Services

Specialized Topics

Closing Comments

- Measures of success
- Why we will succeed



Total Revenue – 1H10
PFG, $175.3 (1)
Treasury / Other, $58.6
Retail & Bus. Banking, $707.9
AFDS, $116.4
CRE, $83.7
Coml Banking, $162.2
54%
14%
13%
9%
7%
5%

(1) Net of revenue sharing

Huntington 31

Retail & Business Banking Mary Navarro SEVP - Retail and Business Banking Director

Retail and Business Banking - Breaking Away Solid foundation that is generating revenue growth"Fair Play" banking philosophy that responds to the shift in consumer psychologySupported by a powerful brand that will accelerate market share growthInvestments that will create significant additional sustaining revenue growthCombined, these represent an opportunity to earn back foregone fees and provide additional long-term revenue growth 33

Break Away Growth Revenue, deposits, households and cross-sell are growingLoans are starting to growSolid foundation on which to build608 Branches and 1,355 ATMs across 21 MSAs1.2 MM Consumer and 130 K Business households #1 SBA lender in our markets#5 SBA lender nationally Revenue($MM) Loans (Avg. $B) Deposits (Avg. $B) Branches (EOP) FTE(EOP) 1H10 - Annualized $1,415.8 $14.3 $28.8 608 6,497 2009 1,393.3 14.7 27.9 602 5,927 2008 1,347.5 15.7 26.3 603 6,276 Solid Base Investments Returns Value Prop 34

9.4 million households are within 5 miles of a Huntington branch10% bank with HuntingtonLife Events Provide Reasons to Change Banks (1)1.7 million full-time college and university students are enrolled1.4 million households move650,000 births331,000 marriages163,000 divorces Significant Local Opportunity (CHART) 0.9 MM 10% 8.4 MM # of events per year Solid Base Investments Returns Value Prop 35

(CHART) Branches Still Matter % of Customers Visiting Branches (1) Consumer Business 76% 72% 64% Solid Base Investments Returns Value Prop Within last 30 days - 6/10 36

Being Local Matters Local Expertise on Expanded OfferingsInsuranceForeign exchangeInterest rate swaps401K MortgageSBA lending Investment representativesBusiness bankers Consumer Business 69% 63% 72% 64% We have all of these products and expertise available locally Competitors do not Solid Base Investments Returns Value Prop 37

Call Centers Are Now Sales Centers On Call, And Calling Investing in call centers to extend convenience and increase sales24x7 began February 1, 2010Call centers are now more sales focused... both inbound and outbound Consumer Loan Sales ($MM) Percent of overall loan volume 6% in January 2010 16% in July 2010 Solid Base Investments Returns Value Prop (CHART) 38

Great Service Drives Referral & Loyalty Solid Base Investments Returns Value Prop (CHART) Best in critical service delivery and advocacy measuresStrong advocacy performance provides opportunity for sales and growth:Referrals, share-of-wallet and retention benefits Huntington Peers 43% Better 34% Better 24% Better Source: MSR Group Syndicated Study 2010 (Peer Group: Fifth Third, Chase, PNC, US Bank) 39

Net Satisfaction Performance Huntington Wins National Small Business Award (1) Solid Base Investments Returns Value Prop Huntington is a Greenwich Excellence Award winner for overall customer satisfaction in small business banking(CHART) (1) According to the Greenwich Associates 2009 Small Business Satisfaction Study 40

Exceptional Electronic Channels

Award-Winning On-Line Banking

- Top 10 – Keynote ranking for last 8 years
- 60% penetration of deposit customers enrolled
- 84% Bill pay customer satisfaction (1)
- 32% of consumers receive electronic statements

Mobile and Text Banking

- 43,000 active Mobile users
- 67,000 active Text users
- Continuing to invest in expanded functionality

Source: MSR APECS Performance Monitor Report

Solid Base
Value Prop
Investments
Returns

Huntington
41

Fast-Growing On-Line Sales (CHART) % of All New Checking Accounts Opened On-Line $285 MM in checking, savings, MMA and CDs Solid Base Investments Returns Value Prop 42

Increasing Convenience – More Hours Mean More Revenue

67 hrs/week – More than Other Banks

Leverages Existing Distribution

- 53 Cleveland branches
- M-F, 8a-7p; Sat, 8a-4p; Sun, 12-4p

Creates Revenue Lift

- Checking sales 28% higher
- Balance growth
- Higher service charge income
- Majority of new accounts from largest competitors


OPEN SUNDAYS
AND EVERY OTHER DAY, TOO.
Huntington

Current sales results are equivalent to 15 more branches.

Solid Base
Value Prop
Investments
Returns

Huntington
43

“Fair Play” Banking Growth Strategy

Objective

- Position Huntington as THE bank that…
  - Listens to consumers’ needs and concerns
  - Offers products and services that are simple, easy-to-understand, and offer fair value
  - Delivers service excellence and convenience
  - Can be trusted

Actions

- 2Q09 - Began developing the strategic plan
- 2Q10 - Began implementation

Expected Result

- Reinforces our “Welcome” brand, deepens existing customer loyalty, and increases cross-sell
- Take market share

Solid Base
Value Prop
Investments
Returns

Huntington
44

"Fair Play" Banking - Step One Reduced 3 Bothersome Overdraft Fees In June 2010, initiated new overdraft fee policies on 3 overdraft-related fees to make them fairer and easier to understandNo OD fee for OD amounts <$5.00Reduced daily OD cap to 4 items from 8No additional OD fees until day 6 Solid Base Investments Returns Value Prop 45

Introducing - 24-Hour Grace(tm) Solid Base Investments Returns Value Prop 46

"Fair Play" Banking – Step Two
24-Hour Grace™


Huntington
Welcome.
TURN WHOOPS INTO PHEW.
24 HOUR
More time, not more fees, with 24-Hour Grace.
Now, if you overdraw your account, just make a deposit during the next business day and make it right – and no overdraft fees. 24-Hour Grace, only from Huntington. Talk to a banker today.

- Trademark Registration and Patent Pending – **A Huntington exclusive**
- Customers just need to make a deposit during the next business day to make it right
- Automatically provided to all Huntington consumer and private banking customers
- Research showed broad and strong appeal to all customer segments

Solid Base
Value Prop
Investments
Returns

Huntington
47

(CHART) Enriching Our Deposit Mix Deposit Mix ($B) 25% 36% 24% 25% 26% 34% 31% 27% 23% 24% 52% 49% 45% 41% 38% COF (1) 1.96% 1.83% 1.66% 1.49% 1.31% (65) bp Solid Base Investments Returns Value Prop (1) Cost of funds 48

(CHART) (CHART) Strong Checking Deposit Growth (1) Consumer +15.6% (1) +10.5% (1) Business (1) Average ($B) Solid Base Investments Returns Value Prop 49

(CHART) (CHART) Strong Sales: Deposit Growth Consumer +2.4% (1) +10.8% (1) Business (1) Average ($B) Solid Base Investments Returns Value Prop 50

(CHART) (CHART) Growing Net Checking Households (HHs) Consumer HHs +6.7% (1) 5.4% (1) Business HHs (1) Annualized Solid Base Investments Returns Value Prop 51

Creating Multi-Service Consumer Households (CHART) 90-dayCross-Sell+15% Solid Base Investments Returns Value Prop 4+ Services+8% 2-3Services+2% SingleService(9)% (CHART) (CHART) (CHART) 71,000 65,000 342,000 349,000 501,000 542,000 52

Loan Production Growing (1) (CHART) ($MM) +52% (2) +80% (2) +91% (2) Monthly originations6/10 vs. 1/10 Solid Base Investments Returns Value Prop 53

(CHART) (CHART) Turning the Corner - Growing Loans (1) Consumer +0.4% (1)+2.2% (2) (10.6)% (1)(6.8)% (2) Business AverageExcluding impact of loan sales ($B) Solid Base Investments Returns Value Prop 54

Building on Small Business Success Investment in people to grow the business - doubled from 200911% Total deposit growth (1)14% checking growth (1)6% Checking customer growth (2)63% Loan production increase since January 2010Helping the economies in our communities#1 SBA lender in our markets#5 SBA lender nationally 2Q10 YOY1H10 annualized Solid Base Investments Returns Value Prop 55

(CHART) Business Banking Referrals OCR Launch MAX Launch Solid Base Investments Returns Value Prop Continued Improvement in Outgoing Cross-Segment Referrals 56

Regulatory Impacts

Reg E – Debit Card Overdraft Fees

- Early-to-market response has placed us on the **leading edge of the industry**
- Retention strategies are designed to **minimize customer disruption**
- Highly effective customer outreach
  - 26% Opt-in rate on total customer base
  - 54% Opt-in rate on customers who use the services most
  - More than 425,000 customers have opted-in
- Annual revenue at risk ~ $90 MM
- Estimated annual reduction ~ $45 MM

Interchange Fees

- Annual revenue at risk ~ $90 MM
- Estimated annual reduction ~ $54 MM

Solid Base
Value Prop
Investments
Returns

Huntington
57

The 2011 Incremental Revenue Equation The 2011 Incremental Revenue Equation 2011 full year estimated impact of $45 MM less 2010 partial year estimated impact of $21 MM2011 full year estimated impact of $54 MM pro-rata for impact beginning 8/112011 full year estimated impact of $36 MM less 2010 partial year estimated impact of $12 MMBenefit of continued reduction in CD funding2011 growth rate 2% higher than in 2010 Solid Base Investments Returns Value Prop 58

A Winning Formula Built to Break Away!! Leaping ahead of the paradigm shift in consumer psychology and preferencesRepositioning Huntington as THE bank that listens to its customers and offers simple, easy-to-understand, and "Fair Play" bankingIncreasing the profitability of the existing core business by generating higher revenue growth and more effective cross- sellMaking investments to take market share, creating additional significant sustainable revenue growth, and expanding our competitive advantageSupporting with a powerful brand 59

Q & A Mary NavarroSEVP - Retail and Business Banking DirectorDavid Clifton EVP - Chief Customer and Marketing OfficerMark Sheehan EVP - Payments and Channel Director 60

Commercial Banking Jim Dunlap SEVP - Regional and Commercial Banking Director

Commercial Banking – Breaking Away

Distinctive Capabilities

- Solid loan portfolio with ample growth potential
- Unleashing the significant power of cross-sell
- Superior customer experience
- Expanded prowess in Treasury Management, Equipment Finance, and targeted segments

Distinctive Performance

- Impressive pipeline and close rates
- Loan growth not seen by peers
- Spread and fees providing revenue increase
- Higher liquidity self-funded balance sheet growth

Huntington 62

Business Model: Unique, Delivering Results Revenue($MM) Loans / Leases (Avg. $B) Deposits (Avg. $B) FTE(EOP) 1H10 - Annualized $324.4 $7.4 $6.4 487 2009 302.4 7.9 6.0 445 2008 not included as comparable data is not available due to reorganization. The Model11 Regional PresidentsLocal execution supported by expertise Segments Capabilities Verticals Middle Market Treasury Management Government Large Corporate Equipment Finance Not-for-Profit Solid Base Investments Returns Value Prop 63

(CHART) $15-49 MM $10-14. 9MM $50-99 MM $100-249 MM > $250 MM 8% 8% 12% 47% 27% Portfolio: Balanced, Diversified, Competitive Healthy distribution across industries and segments; resembles the market mixAttacking under-indexed opportunities... Not-for-Profit and Healthcare with targeted strategies (1) Footprint data includes all counties with a Huntington branch presence Solid Base Investments Returns Value Prop Value Prop UnderIndexed Sales by Segment 64

HBAN PNC FITB CMA Expected net change in amount of business conducted with the Bank 23 16 12 10 Likeliness to recommend 68 59 58 59 Likelihood to continue using for future banking needs 84 77 74 72 Customer satisfaction 84 79 73 79 Customer Experience: Recognized Excellence Source: Greenwich Associates 2009 Middle Market Banking Study Outperforming regional banking competitors in all categoriesPositive, consistent customer experience creates a stable portfolioExceptional loyalty provides confidence to expand wallet share Solid Base Investments Returns Value Prop #1 #1 #1 #1 65

OCR: Unsurpassed Referral Volume


700
600
500
400
300
200
100
0
193
274
371
607
OCR Launch
MAX Launch
4Q09
1Q10
2Q10
3Q10 Projected (1)
# of Referrals

- OCR increases sales velocity
- Since adoption of MAX system
  - 16% of referrals from Commercial to other segments resulted in closed sales
  - 23% of referrals received by Commercial resulted in closed sales

(1) = (July + August) + (July/August average)

Huntington
66
Solid Base
Value Prop
Investments
Returns

Cross-Selling: Substantial Revenue Creation (CHART) Average Middle Market PenetrationServices per Relationship2010 = 4.25An average 1X service addition across the Middle Market portfolio increases revenue by $17 MM Solid Base Investments Returns Value Prop 67

Talent: Attracting Industry's Best

New Executives

- Regional President, Cleveland
- Regional President, Pittsburgh
- Commercial Regional Manager, East Michigan
- Commercial Regional Manager, Columbus
- President, Huntington Equipment Finance
- Treasury Management Director
- Commercial Strategy Director
- Large Corporate Banking Director

Investing Their Future in Huntington

- Proven track records at competitor banks
  - JPM Chase; RBS-Citizens; PNC/NCC; Comerica; Fifth-Third; Key
- Recruiting and hiring continues at executive level
  - 32 new customer facing bankers

Solid Base
Value Prop
Investments
Returns

Huntington
68

Equipment Finance: $2 B Asset Growth

	6/30/10	2-3 Year Target
Asset base	$0.9 B	$2.5 B to $3.0B
Annual loan / lease production	>$482 MM (1)	$1.5 B to $2.0 B
Bank client penetration	2.78%	7.50%
Bank leasing rank (2)	Top 20	Top 10
Overall market rank (3)	Top 50	Top 25

Building for Growth

- Investment in asset-specific vertical markets (business aircraft, marine transportation, rail)
- Large corporate focus enables entry to new customer segment
- Capital markets capabilities to manage portfolio diversification
- Investment in technology leasing platform

Differentiating for Results

- Local service delivery
- Strategically aligned with Bank partners – driving market share gains
- Aggressive business development culture fueling pipeline expansion

(1) 1H10 annualized
(2) Source: Monitor, July/August 2010
(3) Source: Monitor, June 2010 (overall market includes independents and captive finance companies)

Solid Base
Value Prop
Investments
Returns

Huntington
69

Treasury Management: $100 MM Revenue Opportunity

	6/30/10	2-3 Year Target
TM product penetration	39%	90%+
TM fee revenue as % of total C&I loans	0.76%	1.50%
Customer service	Award-winning	Award-winning
Product and capabilities	Generally competitive Transactions-focused	Fully competitive, differentiated Information-focused
New service implementation	Days or weeks	Less than 24 hours
Total annual revenue (fee + spread) (1)	$327 MM (2)	$425 MM

Building for Growth

- Strong new leadership team
- Closing capability gaps in 2011
- Scaling products and processes
- Adding sales structure, discipline, alternative channels

Differentiating for Results

- Buy it today, use it today – fast and seamless implementation
- Minimize new customer switching costs
- Leading with Treasury Management

(1) = Sum of Commercial Banking, Business Banking, Commercial Real Estate, PFG and AFDS
(2) 1H10 annualized

Solid Base
Value Prop
Investments
Returns

Huntington
70

(CHART) Pipeline: Record Levels, Maintaining Strong Close Rates ($MM) Diversified pipeline with growth momentum - 119% increase since 3Q09Specialty Banking (1) and Equipment Finance pipelines increased 118% since 3Q09Sustainable close rates with significantly higher pipeline Total Loan Pipeline $209 / 14% $286 / 19% $1,045 / 68% $276 / 12% $223 / 10% $1,750 / 78% $293 / 9% $483 / 14% $2,626 / 77% $457 / 14% $624 / 19% $2,277 / 68% Solid Base Investments Returns Value Prop $1,540 $2,249 $3,402 $3,358 (1) Includes large corporate, government, and not-for-profit 71

2Q10 Loan Growth: Huntington Grows, Industry Declines ($MM) June 2010 YOY decline: HBAN = 5.3%, Industry = 16.4% (1)Sustainable pipeline with diversification of risk Moderate to low risk balance sheet alignment (1) Annualized percentages, ending period balances; Industry source: Federal Reserve Board Total Loans (EOP) Solid Base Investments Returns Value Prop 2Q10 LQ GrowthHBAN = 5.5% (1) Industry = (2.0)% (1) (CHART) "Huntington Bancshares's ability to grow C&I loans despite business customers' increased caution during 2Q10 was a positive surprise to us, which we believe speaks to the company's ability to take market share in a difficult environment." - Freidman, Billings, Ramsey 72

Unfunded Loan Commitments: Growth Opportunity (1) Solid Base Investments Returns Value Prop (CHART) (CHART) Total C&I Lines (1) 6/30/10 Total Large Corporate Lines Current Utilization 55% Funded$5.1 B Unfunded$4.0 B $9.1 B Every 5% increase in utilization rate = $450 MM Funded$1.0 B Unfunded$1.6 B $2.6 B Current Utilization 39% By moving to historical 50% utilization rate = $300 MM 73

(CHART) Pricing: Optimizing the Portfolio ($MM) Better spread and higher loan feesSpread Over LIBOR + Loan Fees in 2Q10 loan portfolio were $26.6 MM, up 4.3% from 2Q09Higher profitability on optimized portfolio Solid Base Investments Returns Value Prop Avg. Loans 74

(CHART) Fee Revenue: 23% Increase YOY (1) ($MM) Deeper relationships driving higher revenueSmaller book of higher quality businessShift from credit focus to total customer solution to increase share-of-wallet Fee Revenue Solid Base Investments Returns Value Prop $22.2 $23.1 $23.4 $24.9 $27.0 (1) 2Q10 vs. 2Q09 75

(CHART) (CHART) Deposits: Now Self-Funded (Avg. $B) 30% decline in non-core funding since 1Q09Liquidity is up:Net new customer and customer typeMove to primary bank status among existing customers Solid Base Investments Returns Value Prop 119% 104% 99% 94% 86% 82% COF (1) 1.02% 0.87% 0.69% 0.57% 0.45% 0.41% (61) bp Loan/Deposit % (1) Total deposit cost of funds 76

Commercial Banking – Breaking Away

Distinctive Capabilities

- Solid loan portfolio with ample growth potential
- Unleashing the significant power of cross-sell
- Superior customer experience
- Expanded prowess in Treasury Management, Equipment Finance, and targeted segments

Distinctive Performance

- Impressive pipeline and close rates
- Loan growth not seen by peers
- Spread and fees providing revenue increase
- Higher liquidity self-funded balance sheet growth

Huntington 77

Q & A Jim Dunlap SEVP - Regional and Commercial Banking Director Jim Barron SVP - Foreign Exchange Corporate Sales Doug Hartsema SVP - Treasury Management DirectorRick Remiker EVP - President, Huntington Equipment Finance 78

Private Financial Group Dan Benhase SEVP - Private Financial Group Director

Private Financial Group - Breaking Away A solid base to leverageTaking market shareGrowing share-of-walletInvesting to grow trust assets 80

Private Financial Group - Overview Revenue (1)($MM) Deposits (Avg. $B) Trust Assets (EOP $B) AUM (EOP $B) FTE(EOP) 1H10 - Annualized $392.2 $3.2 $50.9 $12.7 1,467 2009 357.1 2.5 49.4 13.0 1,395 2008 379.7 1.6 44.0 13.3 1,401 Before fee sharing Solid Base Investments Returns Value Prop 1H10 Annualized revenue exceeds 2008 levelTrust assets growingAssets Under Management near record highs despite difficult environment 81

Balanced Revenue Mix

1H10 Revenue (1)


Insurance
$77.2 MM
Trust
$117.2 MM
Capital Markets
$24.6 MM
20%
6%
30%
24%
20%
Investment Company
$94.8 MM
Private Banking
$78.4 MM

Manufacturing

- Huntington Funds
- Huntington Asset Services
- Retirement Services

Distribution – Local Delivery

- Investment Company
- Insurance
- Private Banking
- Trust Officers
- Personal Bankers
- Capital Markets

Solid Base
Value Prop
Investments
Returns

(1) Annualized and before fee sharing

Huntington
82

Competitive Advantage – Breadth of Services

Trust Income

- Personal trust
- Retirement plan services
- Huntington Funds
- Corporate trust
- Huntington Asset Services

Broker/Dealer

- Retail
- Wealth management/ independent channel
- Institutional fixed income
- Underwriting

Private Banking

- "Total Service" banking
- National settlements

Insurance

- Commercial P & C
- Benefits
- Title agency
- Personal lines
- Specialty

Capital Markets

- Interest rate derivatives
- Equity derivatives
- Foreign exchange

Solid Base
Value Prop
Investments
Returns

Huntington
83

Significant Footprint Wealth ClientAverage age: 54 years old Annual income: $250,000+Net worth: $500,000+ excluding primary residenceLoyal: Three quarters of our private banking clients with us more than six yearsConnected: Cross-sell of 5.73 products per client Solid Base Investments Returns Value Prop MarketWithin 5 miles of a Huntington branch PFG Target HHs Huntington PFG HHs Share of Target OH 50,367 8,811 17.5% MI 24,595 1,227 5.0% PA 8,945 245 2.7% IND 6,682 599 9.0% WV 1,789 610 34.1% KY 1,014 182 18.0% Total 93,392 11,674 12.5% 84

Competitive Advantage – Business Model



Culture of Risk Management
Manufacturing
Distribution
Local Delivery

- We have a strong culture of risk management
  - Avoided CDOs, SIVs, Auction Rate Securities
  - Investment approach performed well during difficult cycle
  - Well-prepared to thrive in new regulatory environment
- We don't outsource solutions, we manufacture them
  - Creative proprietary products to entice investor interest

Solid Base
Value Prop
Investments
Returns

Huntington
85

Huntington Funds Performing, Growing

Morningstar Four Star Funds
as of 6/30/10

★★★★

Huntington International Equity Fund, Class A

Huntington Dividend Capture Fund, Class A

Top Lipper Quartile (1)
as of 6/30/10

Huntington Dividend Capture Fund, Class A
Multi-Cap Value Funds Category

Huntington Income Equity Fund, Class A
Equity Income Funds Category

Huntington Macro 100 Fund, Class A
Multi-Cap Core Funds Category

Through Turbulent Markets Net Flows Remain Positive (2)



($MM)
$350
$300
$250
$200
$150
$100
$50
$0
$153
$95
$149
$38
$274
$126
2005
2006
2007
2008
2009
2010 (3)

(1) Lipper Rankings are based on Total Return and do not take sales charge into account (see slide in Appendix for additional information)
(2) Excludes Money Market Funds
(3) 1H10 annualized

Solid Base | Value Prop | Investments | Returns

Huntington 86

Win the Share Battle -- Market Share - Share-of-Wallet Taking market shareOpening new and expanding existing officesAdding revenue-generating positions... Huntington now a magnet for top market talent Solid Base Investments Returns Value Prop 87

NewExpandedExistingBranches Grow Market Share Expanding Reach Capitalize on competitor retrenchment with expansion 7 new offices3 expanded offices96 new revenue generators - 10% increase Solid Base Investments Returns Value Prop 88

Win the Share Battle

-- Market Share – Share-of-Wallet

2. Growing share-of-wallet

- Relentless pursuit of cross-sell
  - Deeper penetration of our commercial client base
  - Gaining more business from existing clients
- Aggressive management of cross-sell activity with new technology

Solid Base
Value Prop
Investments
Returns

Huntington
89

Sell Deeper With Relentless Cross-Sell

- **Unified sales model puts focus on client**
  - Bringing best solutions
  - Winning more
- **Substantive, quality products and services available for cross-sell**
  - **8th** nationally in bank broker annuity sales
  - **5th** largest bank insurance agency
  - **9th** largest corporate trustee
- **Focus on commercial segment for:**
  - Insurance
  - Retirement plans
  - Interest rate derivatives
  - Foreign exchange



Private Banking
Insurance
Customer
Trust
Investments

Solid Base
Value Prop
Investments
Returns

Huntington
90

(CHART) OCR: Driving Improvement in Cross-Sell Referrals and Wins OCR Launch MAX Launch Solid Base Investments Returns Value Prop PFG Wins 21.7% of referrals 91

Win the Share Battle -- Market Share - Share-of-Wallet Investing to grow trust assetsManufacturing unique product and service offerings to capture investor interestBuild third-party distribution Solid Base Investments Returns Value Prop 92

Trust Assets Are Growing $5 B, or 12%, YTD (1) growth in assets under custody through Huntington Asset ServicesHuntington Funds distribution channelsWealth managementRetirement plansBroker / dealerBuilding third-party distributionWill launch three actively managed Exchange Traded Funds (ETF) in 1Q 20117 new + 3 expanded wealth management offices Solid Base Investments Returns Value Prop (1) Through July 31, 2010 93

Significant Three-Year Revenue Growth Potential Historical Revenue Growth 2000-2009 CAGRTrust revenue +8%S&P 500 (3)%Cumulative Percent Change Opportunity (1) Productivity of existing bank customer base 20% Initiatives to grow assets under management 17 Initiatives to increase cross-sell 15 Total 52% Solid Base Investments Returns Value Prop (1) 3-year cumulative percent change from 1H10 revenue 94

Formula for Winning

- Increased market share
  - New offices
  - New top talent, more revenue generators
- Cross-sell
  - Build on 5.73 products per client
- Investments
  - Assets under custody +$5 B this year
  - Assets under management
    - New products and performance
    - Third-party platforms

Huntington 95

- **Dan Benhase**
  - SEVP – Private Financial Group Director
- **Randy Bateman**
  - Chief Investment Officer – President, Huntington Asset Advisors
- **Rob Comfort**
  - President – Huntington Investment Company
- **Peter Dunlap**
  - President – Huntington Insurance Incorporated

Huntington 96

Auto Finance & Dealer Services Nick Stanutz SEVP - Auto Finance Group Director

Auto Finance and Dealer Services - Breaking Away Managed well for over a decadeTremendous operating leverage#1 recognized bank auto finance lender in the nationDominant in our Midwestern marketsExtremely loyal dealer baseSustainable profitability 98

Differentiated Business Model and Execution A Huntington core business since the early 1950sStrong industry reputationLeverageable Consistent Execution capabilities11 states of origination Solid Base Investments Returns Value Prop Revenue($MM) Loans / Leases (Avg. $B) Deposits (Avg. $B) Dealers(EOP) FTE(EOP) 1H10 - annualized $232.8 $6.1 (1) $0.1 2,300 112 2009 203.0 4.9 0.1 2,200 (2) 96 (2) 2008 208.7 5.9 0.1 3,500 126 Reflects consolidation of $0.8 B of securitized loansReflects withdrawal from Southwest and Southeast markets 99

(CHART) Market Leader (1) 2Q10Originations Rank (2) #1 #1 #2 #2 #2 #3 $396 MM 130 106 41 98 173 $944 MM Source : AutoCount % of total financed vehicles excluding captive finance companies Solid Base Investments Returns Value Prop 100

(CHART) Prime Retail Credit (1000 point scale - Bank Participants) Huntington #1 Bank in the U.S. in Dealer Satisfaction Solid Base Investments Returns Value Prop (1) All bank and non-bank participants 101

Earning Premium Pricing in a Commodity Business "Lenders who are successful in satisfying automotive dealers by meeting key performance expectations are more likely to capture a greater share of preferred loan applications... which can drive higher levels of revenue and profitability.""Key performance indicators...proactive lines of communication; improving speed of approval and funding; satisfying interactions.""...deals booked with Huntington National Bank in 2009 with similar credit scores, loan percent to collateral value, term and down payments have buy rates that are 20 to 50 basis points higher compared with other banks competing in the prime space." Solid Base Investments Returns Value Prop 102

Proven Model Drives Enhanced Profitability

"Best-in-Class" Business Model

Dependable, local 60+ Years

Highly knowledgeable, local market management – 19 Years Tenure

Consistent Delivery of Superior Service

#1 in Dealer Satisfaction

- Provider of core products - \$4.8 B retail auto loans, \$0.7 B commercial floor plan, \$0.4 B working capital and real estate
- Significant commercial customer cross-sell / cross referral opportunity
  - 3.8 average cross-sell ratio up from 3.0 a year ago
- High quality originations enhance proven securitization and servicing capabilities

Solid Base
Value Prop
Investments
Returns

Huntington
103

($ B) YTD 2010 2009 2008 Retail Loans Average outstandings $ 4.3 (1) $ 3.2 $ 3.7 Net spread (2) 2.69% 2.77% 2.39% Commercial Floor Plan Loans Commercial Floor Plan Loans Average outstandings $ 0.7 $ 0.7 $ 0.8 Net spread (2) 2.98% 2.08% 1.45% Growing Revenue Reflects consolidation of $0.8 B of securitized loansLoan rate net of dealer premium amortization, origination and other fees and funding costs Solid Base Investments Returns Value Prop 104

($ B) YTD 2010 2009 2008 Retail Loans Net charge-offs $12.9 $47.5 $41.2 Net charge-off % (1) 0.61% 1.51% 1.21% Commercial Floor Plan Loans Commercial Floor Plan Loans Net charge-offs None None None Strong Credit Discipline Annualized Solid Base Investments Returns Value Prop 105

Strong Performance Metrics Strong Performance Metrics (1) Annualized Solid Base Investments Returns Value Prop 106

Being Opportunistic - Breaking Away Market Expansion CriteriaQuality management availableMarket familiarityNew MarketsEastern Pennsylvania - March 2010New England - September 2010 Solid Base Investments Returns Value Prop 107

Growing Share - Building on the Foundation Annual Revenue Opportunity Retail Auto Loans Existing markets Industry growth in vehicle sales of 10% per year $8.0 MM Improved market share - 1% increase equals: 7.0 Newly entered / expanded markets 6.0 Commercial Dealer Loans Consistent 20% in growth potential in outstandings 5.7 Total $26.7 MM Solid Base Investments Returns Value Prop 108

Continued "Best-in-Class" Reputation

- Increase market share in core /new markets
- Higher cashing ratio
- Improved product penetration of dealer customers

	Today	Target
– Indirect loans funded to Huntington DDA	15%	25%
– Cross-selling to commercial dealers	3.8	5.0

- Improved indirect loan customer cross-sell

	Today	Target
– Deposit account acquisition penetration	10%	15%

- Strong credit metrics

Solid Base
Value Prop
Investments
Returns

Huntington
109

Competitive Advantage Drives Profitable Growth Business we know... and know wellBusiness we can profitably grow"Best-in-Class" in our marketsLong-term dependability drives strong dealer loyalty Solid Base Investments Returns Value Prop 110

Q & A Nick StanutzSEVP - Auto Finance Group Director 111

Specialized TopicsDon KimbleSEVP - CFOClosing RemarksSteve SteinourChairman, President & CEO

Specialized Topics

Reg E – Debit Card Overdraft Fees

- Annual revenue at risk ~$90 MM
- Estimated annualized reduction based on opt-in ~$45 MM

Debit Interchange

- Annual revenue at risk ~$90 MM
- Estimated annualized reduction ~$54 MM

Success of our "Fair Play" banking philosophy is expected to eventually offset these impacts

Huntington 113

Specialized Topics

Trust Preferred Capital

- $594 MM outstanding
- 2Q10 Tier 1 qualifying of $570 MM (134 bp)
- 3.29% 2Q10 average weighted coupons
- Most trade on a limited basis and they trade below par
- No current interest in calling the securities

Deferred Tax Assets

- Total DTA of $390 MM
- Limitation of $191 MM for regulatory purpose
- Full recapture in 2011

TARP Repayment

- Will repay when it is prudent to do so
- Economy is still fragile
- Equity markets are challenging to predict
- Clarity may be coming on capital requirements shortly

Huntington
114

Specialized Topics

M & A

- Perspective
  - #5 on our strategic plan priority list
  - Currently building a team and playbook with emphasis on strong due diligence (credit… operations… technology) and effective integration
  - Will be a disciplined buyer
- A strategic opportunity and potentially a positive competitive advantage
  - Midwest is ripe for consolidation
  - Winners will offer a revenue opportunity in addition to expense takeouts
    - A strong cross-sell capability and broader array of services and products positions us to offer a profitable revenue opportunity

Huntington
115

(CHART) Revenue and PTPP Growth (1) ($MM) (CHART) (1) Revenue is FTE; See Basis of Presentation for definition of PTPP, as well as reconciliation in the Appendix(2) Annualized PTPP Earnings Power (2) Revenue and PTPP Trends 116

Normalized ROA - 1.10%-1.20% 117

Long-Term Financial Performance Targets 2Q10 2H10 Long-term (1) Return on average assets 0.38% NF 1.10%-1.35% EPS growth NM NF 6%-8% Net interest margin 3.46% 3.46%+/- 3.30%-3.75% Noninterest income / Total revenue 40% <40% 40%-50% Efficiency ratio 59% 59%+/- 50%-55% Net charge-offs 3.01% <2.17% (2) 0.35%-0.55% Tier 1 Common risk-based capital 7.06% NF TBD (3) Tangible common equity 6.12% NF TBD (3) NM = Not meaningful NF = Not forecastedThrough the cycle2Q10 rate excluding impact of FranklinSubject to the establishment of new regulatory guidelines 118

Driving Customer and Revenue Growth

1. **Deeper service and product penetration of existing customers**
   - Broader array of services and products
   - Rigorous and disciplined sales management and sales process
   - Robust sales/ cross-referral technology – MAX
2. **Grow customer base and take market share**
   - A compelling banking philosophy – **"Fair Play"** banking
   - Increase convenience and multiply the effective size of our existing footprint
   - Selected out of footprint expansion
   - Selective acquisitions
3. **A powerful brand**

Become a Category of One

Huntington 119

A Break Away Opportunity The environment and customer psychology has changed dramaticallyTo win big requires finding a value proposition that delivers a strong competitive advantageSome banks will try old formulas to compensate, or throw in the towelHuntington is taking a bold, customer friendly, "Fair Play" banking contrarian approachProviding greater value to customers, supported by a powerful brand, will drive both new customers to us and dramatic gains in share-of-walletHuntington Is Becoming a Category of One 120

Huntington Will Be Known As the Midwest Bank That... Offers fair value and superb service Customers LeadsContributesBuilds Communities Manages riskGenerates revenueGrows profits Investors 121

Why Will Huntington Win? Because We Have...Been working at this for over a year with evidence of resultsInvested, and will continue to invest, in capacity to drive sustainable revenue growthThe leadershipAttracting some of the industry's "best and brightest"Rigorous goal setting with frequent, methodical, face- to-face follow-upTeamwork and "buy-in" across all segmentsThe focusDisciplined focus on key financial prerequisites... risk, capital, pricing, and expense 122

Why Will Huntington Win?

Because We Have…

- **The tools**
  - Enhanced relationship management technology and upgraded MIS / performance tracking mechanisms
- **The alignment**
  - Incentive plans requiring cross-sell / share-of-wallet improvement and delivery of our financial plans at all levels
- **The energy**
  - Highly engaged and re-energized colleagues with a sense of "shared future"
  - Relentless pursuit of "Best-in-Class" performance

Focus and Execution

Huntington 123

Q & A Stephen D. SteinourChairman, President, and Chief Executive OfficerDon KimbleSEVP - Chief Financial OfficerDan NeumeyerSEVP - Chief Credit Officer 124

Appendix

Lipper Quartile Ranking * For the 3-, 5- and 10-year time periods ended 6/30/10 the Huntington Income Equity Fund Class A ranked 211 out of 238 funds, 182 out of 192 funds and 88 out of 110 funds, respectively. For the 3- and 5-year time periods ended 6/30/10 the Huntington Macro 100 Fund Class A ranked 376 out of 714 funds and 444 out of 572 funds, respectively. For the 5- year time period ended 6/30/10 the Huntington Dividend Capture Fund Class A ranked 74 out of 202 funds. 126

AFDS - Market Share Change (1) AFDS - Market Share Change (1) 2009 YTD 2010 Change West Virginia GMAC 7.3% 13.1% +5.9% Huntington 7.0 10.1 +3.1 United Bank 7.7 2.2 (5.5) Fifth Third 3.3 2.1 (1.2) Michigan GMAC 12.1 21.4 +9.3 Huntington 2.5 4.4 +1.9 Chase 13.7 11.5 (2.2) US Bank 4.5 3.8 (0.7) Pennsylvania GMAC 3.5 6.1 +2.6 Huntington 0.7 2.8 +2.2 Chase 8.7 6.8 (1.8) B of A 2.4 2.3 (0.1) (1) % of total financed vehicles 127

Pre-Tax, Pre-Provision Income (1) 128

Basis of Presentation Significant ItemsFrom time to time, revenue, expenses, or taxes are impacted by items judged by Management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by Management at that time to be infrequent or short-term in nature. We refer to such items as "Significant Items". Most often, these Significant Items result from factors originating outside the company - e.g., regulatory actions/assessments, windfall gains, changes in accounting principles, one-time tax assessments/refunds, etc. In other cases they may result from Management decisions associated with significant corporate actions out of the ordinary course of business - e.g., merger/restructuring charges, recapitalization actions, goodwill impairment, etc. Even though certain revenue and expense items are naturally subject to more volatility than others due to changes in market and economic environment conditions, as a general rule volatility alone does not define a Significant Item. For example, changes in the provision for credit losses, gains/losses from investment activities, asset valuation writedowns, etc., reflect ordinary banking activities and are, therefore, typically excluded from consideration as a Significant Item.Management believes the disclosure of "Significant Items" in current and prior period results aids analysts/investors in better understanding corporate performance and trends so that they can ascertain which of such items, if any, they may wish to include/exclude from their analysis of the company's performance; i.e., within the context of determining how that performance differed from their expectations, as well as how, if at all, to adjust their estimates of future performance accordingly. To this end, Management has adopted a practice of listing "Significant Items" in its external disclosure documents (e.g., earnings press releases, investor presentations, and Forms 10-Q and 10 K)."Significant Items" for any particular period are not intended to be a complete list of items that may materially impact current or future period performance. A number of factors could significantly impact these periods, including those described in Huntington's 2009 Annual Report on Form 10-K and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission. 129

Basis of Presentation Fully-taxable equivalent interest income and net interest marginIncome from tax-exempt earning assets is increased by an amount equivalent to the taxes that would have been paid if this income had been taxable at statutory rates. This adjustment puts all earning assets, most notably tax-exempt municipal securities and certain lease assets, on a common basis that facilitates comparison of results to results of competitors.RoundingPlease note that columns of data in the following slides may not add due to rounding.Earnings per share equivalent dataSignificant income or expense items may be expressed on a per common share basis. This is done for analytical and decision-making purposes to better discern underlying trends in total corporate earnings per share performance excluding the impact of such items. Investors may also find this information helpful in their evaluation of the company's financial performance against published earnings per share consensus amounts, which typically exclude the impact of significant items. Earnings per share equivalents are usually calculated by applying a 35% effective tax rate to a pre- tax amount to derive an after-tax amount which is divided by the average shares outstanding during the respective reporting period. Occasionally, when the item involves special tax treatment, the after-tax amount is separately disclosed, with this then being the amount used to calculate the earnings per share equivalent.NM or nmPercent changes of 100% or more are typically shown as "nm" or "not meaningful" unless required. Such large percent changes typically reflect the impact of unusual or particularly volatile items within the measured periods. Since the primary purpose of showing a percent change is to discern underlying performance trends, such large percent changes are typically "not meaningful" for such trend analysis purposes. 130